EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2012
Earnings per share [Abstract]
EARNINGS PER SHARE
NOTE 34: EARNINGS PER SHARE
Basic earnings per share is computed by dividing net income for the year attributable to ordinary shareholders after deducting dividends declared to preferred shareholders, by the weighted average number of ordinary shares outstanding during the year (amounts are presented in EUR thousands, except share and per share data).

	2010	2011	2012

Net loss attributable to NBG shareholders	(354,772)	(14,539,668)	(2,537,491)
Dividends to preference shares	(71,558)	-	-
Net loss attributable to ordinary shareholders	(426,330)	(14,539,668)	(2,537,491)
Weighted average ordinary shares outstanding for basic earnings per share	762,275,390	955,341,356	955,909,298
Weighted average ordinary shares outstanding for dilutive earnings per share	762,275,390	955,341,356	955,909,298
Basic earnings / (losses) per share	(0.56)	(15.22)	(2.65)
Diluted earnings / (losses) per share	(0.56)	(15.22)	(2.65)

The per-share computations above reflect the additional ordinary shares relating to the stock dividend and the effect of the bonus element (i.e. issue of common stock at discount to market price) in the share capital increase that took place in 2010, as described in Note 32. The adjustment, which corresponds to the factor of 1.1769 is applied retrospectively to all periods presented.
Ordinary shares from stock options were not included in the computation of the dilutive EPS for 2010 and 2011 because their impact was anti dilutive based on current market prices. In 2011 all stock options lapsed.